                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2004

                               Metris Master Trust
                            Metris Receivables, Inc.
                     (Originator of the Metris Master Trust)
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                              333-60530                   41-1810301
---------------------------------------------     ------------------------     ----------------------
(State or Other Jurisdiction of Incorporation)    (Commission File Number)        (IRS Employer
                                                                               Identification Number)

10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota               55305
--------------------------------------------------------             ----------
       (Address of Principal Executive Office)                       (Zip Code)

Registrant's telephone number, including area code (952) 417-5645

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On April 20, 2004, the Metris Master Trust issued its Class
                  A Floating Rate Asset Backed Securities, Series 2004-1 and its Class B Asset Backed Securities, Series 2004-1.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.1.

         Exhibit 4.1 Series 2004-1 Supplement dated as of April 20, 2004.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METRIS RECEIVABLES, INC.
                                    as Transferor, on behalf of the
                                    Metris Master Trust

                                    By: /s/ Scott R. Fjellman
                                        ----------------------------------------
                                      Name:   Scott R. Fjellman
                                      Title: Senior Vice President and Treasurer

April 26, 2004

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                                  EXHIBIT INDEX

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
 Exhibit                   Description
 -------                   -----------
Exhibit 4.1                Series 2004-1 Supplement dated as of April 20, 2004.
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